Consolidated Analytics, Inc.
Executive Summary

FSMT 2020-2

Executive Summary

Description of Services

Type of assets that were reviewed.

Consolidated Analytics, Inc. (“CA”) performed certain due diligence services (the “Review”) described below on Prime Jumbo residential mortgage loans originated or acquired by Flagstar FSB (“Client”).  The Review was conducted from June 2020 to July 2020 on mortgage loans originated between September 2019 and May 2020.

The Review consisted of a population of One Hundred Forty-Three (143) loans; however, 1 loan was dropped due to being paid in full, totaling One Hundred Forty-Two (142) loans with an aggregate principal balance of $115,195,023.00

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations (NRSROs) in the ABS Due Diligence-15E.

Loan Sampling.

The Client determined the sample size and requested CA perform a random sample of the mortgage loans to be included in the Review. CA is not aware of the size of the overall securitization population as other third-party review (“TPR”) firms may have reviewed loans within the overall securitization population.

Data Integrity.

CA compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by CA. This comparison, when data was available, included the following data fields:

Field Name	Logic Applied
Original LTV	1% Tolerance if < 80%
Qualifying DTI	2.5% Tolerance If AUS = Yes and DTI > 0 or if AUS = No and DTI between 0 and 43, No Tolerance If DTI >= 43 and AUS = No
Prepayment Penalty Term	No tolerance
Amortized Term	No tolerance
Borrower 1 Self Employed Flag	No tolerance
Combined LTV	1% Tolerance if < 80%
First Payment Date	No tolerance
Lien Position	No tolerance
Loan Purpose	No tolerance
Margin (ARM Loan)	No tolerance
Note Interest Only Term	No tolerance
Note Rate	No tolerance
Occupancy Type	No tolerance
Original Appraised Value	No tolerance
Original Balance	No tolerance
Origination Date	No tolerance
Property Type	No tolerance
Loan Program	No tolerance
Sales Price	No tolerance

Credit Underwriting

CA reviewed the mortgage loan file to determine the adherence to stated underwriting or credit extension guidelines, standards, criteria or other requirements provided by Client, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below.

Loan Attributes
CA performed a review of the following mortgage loan attributes to verify adherence to the guidelines and, where applicable, re-calculated based on the information provided.
•	DTI
•	LTV/CLTV
•	Lien Position
•	Gross Income
•	Qualifying PITI
•	Assets and Reserves
•	Monthly debt service
•	Residual Income
•	Occupancy
•	Property Type
•	Housing history
•	Loan Purpose

Credit Application
CA verified the Credit Application (1003) was:
•	Signed by all listed borrowers
•	Substantially filled out
•	Contained all known borrower-owned properties on the REO section 2
Additionally, CA verified the following fields were completed:
•	First time home buyer status
•	Citizenship
•	Borrowers employment history

Credit History
CA performed a review of the mortgage loan file credit history, including:
•	Representative Credit Score and Methodology
•	Number of Tradelines
•	Mortgage/Rental payment history
•	Installment and Revolving payment history
•	Bankruptcy and Foreclosure seasoning
•	A credit report or alternative credit history as applicable to loan type is present for each borrower
•	Capture the monthly consumer debt payments for use in the applicable DTI calculation
•	Note and research the Real Estate Owned, fraud and OFAC alerts

Employment and Income
CA determined whether applicable supporting documentation as required by the guidelines, and as applicable, Ability to Repay (“ATR”) or Appendix Q, was present and, where possible, was not fraudulent. The documentation was also used to verify whether the income used to qualify the loan was calculated in accordance with the guidelines and may include, where applicable:
•	Verbal or Written VOE’s
•	Pay stubs
•	W-2 forms
•	Tax returns
•	Financial statements

•	Award letters
•	IRS Tax Transcripts (compared to Tax Returns submitted by Borrower(s))

Fraud Review
CA reviewed fraud report results for each mortgage loan file, when present, in conjunction with source documentation in the mortgage loan file to assess the likelihood of misrepresentations associated with the origination of the mortgage loan. In the event a mortgage loan file was missing a fraud report, CA placed an exception for the Client to provide the missing fraud report. When the report was present, CA reviewed the below items confirming any findings and/or discrepancies were addressed by the originator or that documentation in the mortgage loan file satisfactorily addressed such red flags.
•	Borrower identity
o	Social Security inconsistencies
o	Borrower name variations
•	Occupancy
o	Borrower address history
o	Subject property ownership history
•	Employment
•	Licensing – reviewed NMLS data for:
o	Mortgage lender/originator
o	Loan officer
•	OFAC

Asset Review
CA assessed whether the asset documentation required by the guidelines and ATR when applicable was present in the mortgage loan file.  In addition, CA conducted a review of the reserve calculation and/or any large deposits, if used to determine ATR or required by the guidelines.  CA performed a re-calculation of gross, net and liquid asset balances. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included:
•	VOD’s
•	Depository account statements
•	Stock or security account statements
•	Gift funds
•	Settlement statement or other evidence of conveyance and transfer of funds if a sale of assets was involved

Hazard/Flood Insurance/Taxes
CA performed a review of the insurance present on the mortgage loan. CA’s review:
•	Verified that the hazard insurance meets the minimum required amount of coverage in the guidelines
•	Confirmed, for condominium properties, that the blanket policy meets the minimum amount of coverage in the guidelines
•	Confirmed that the flood certification is for the correct borrower, property, lender and loan number and is a “Life of Loan” certification
•
Confirmed, for properties in a flood zone per the flood certification, that flood insurance meets guideline requirements in the mortgage loan file and meets the minimum required amount of coverage in the guidelines

•	Confirmed that the mortgagee clause lists the lender’s name and “its successors and assigns”
•	Confirmed that the premium amount on both the hazard and flood insurance match what was used in the DTI calculations
•	Reviewed the Tax Certificate to verify and compare monthly escrows used to calculate DTI matches and that taxes were current

Valuation Review

CA performed a “Valuation Review,” which included the following:

•	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability
•	Review appraisal, determination that property is completely constructed, and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
•	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
•	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
•	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
•	Ensure that the appraisal to the guidelines provided from the Client.
•	Review appraisal to ensure all required documents were included.
•	Review location map provided within the appraisal for external obsolescence.
•	Ensure highest and best use and zoning complies with guidelines.
•	Confirm there are no marketability issues that affect the subject property.
•	Ensure subject property does not suffer any functional obsolescence.
•	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
•
Additional valuation products (CDA’s) were obtained to confirm the value was supported within 10% tolerance.  This population was obtained and ordered by the client and provided within the original loan images.

CA applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

•	One Hundred Thirty-Six (136) mortgage loans had a Desk Review product that supported the origination appraised value within a 10% tolerance
•	Five (5) mortgage loans had a second full appraisal that supported the origination appraised value within a 10% tolerance
•
One (1) mortgage loan had multiple valuations as follows: Full Appraisal, Desk Review, BPO, and a Reconciliation of Values. The lender used the lower Reconciliation of Values product to establish the LTV at origination.

Regulatory Compliance Review.

CA performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.  All applicable tests and disclosure reviews were graded in accordance with the Structured Finance Industry Group (“SFIG”) published RMBS 3.0 TRID Compliance Review Scope standard. The Compliance Review included the following:

1.
The “material”[1] disclosure requirements of the federal Truth-in-Lending Act (“TILA”), as amended by the Home Ownership and Equity Protection Act (“HOEPA”) and Dodd-Frank, 15 U.S.C. § 1601 et seq. and implemented by Regulation Z, 12 C.F.R. Part 1026, including the material provisions relating to Higher-Priced Mortgage Loans in Regulation Z, 12 C.F.R. §§ 1026.35, and the early TIL disclosure provisions of the Mortgage Disclosure Improvement Act (“MDIA”), as implemented by Regulation Z, 12 C.F.R. §§ 1026.17 et seq; and as amended by the TILA-RESPA Integrated Disclosure (“TRID”) Rule, as set forth below:

1 These “material” disclosures include the required disclosures of the APR, the finance charge, the amount financed, the total number of payments, the payment schedule, and if the loan is subject to the Homeownership and Equity Protection Act (“HOEPA”), the disclosure requirements and prohibitions of that statute which are set forth in 12 C.F.R. §§ 1026.32(c) and (d).

a.	For Right of Rescission
i.
A review of the Notice of Right to Cancel, including a verification of the transaction date and expiration date, ensuring proper execution of the Notice of Right to Cancel by all required parties, verifying the disbursement date and determining if a full three (3) day rescission period was adequately provided to the borrower(s);

A.	This review is also to be performed on transactions that are exempt from the rescission requirement but on which a Notice of Right to Cancel was provided;
B.
A condition must be placed if the transaction is a refinance by the original creditor and the borrower was provided the Form H-8 rescission notice. VENDOR will note in the condition whether or not there was a new advance that is subject to rescission per TILA/Regulation Z.

b.	For TRID Disclosures (Application Dates on or after 10/3/2015)
i.
Confirm the initial Loan Estimate (LE) was delivered within three (3) business days of application and seven (7) business days prior to consummation in accordance with Flagstar’s Underwriting Guidelines;

ii.
Review the required sections of each LE to ensure they were populated in accordance with the TRID Rules. (If the file reflects more than one LE was provided, each revised LE must have corresponding Change of Circumstance documentation. The 0% and 10% fee tolerance evaluations will be based on the fee amounts disclosed on the initial LE and any valid changes documented and disclosed after the initial LE;

iii.	Confirm the Closing Disclosure (CD) confirm the borrower received the initial CD at least three (3) business days prior to consummation;
iv.	Review the required sections of each CD to ensure they were populated in accordance with the TRID Rules. (Any fee tolerance issues to be cured at closing or within 60 days of loan consummation.)

2.	Section 4 of the Real Estate Settlement Procedures Act (“RESPA”), 12 U.S.C. §2603 and 2604, as implemented by Regulation X, 12 C.F.R. Part 1024, and as amended by the TRID Rule;

3.	the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution;

4.	Confirmation that one of the following are in the loan file, per the Fair Credit Reporting Act: Consumer Credit
Score Disclosure, Your Credit Score and the Price You Pay for Credit, or Notice to Home Loan Applicant;

5.
Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43: the general Ability to Repay underwriting standards (12 C.F.R. 1026.43(c)); refinancing of non-standard mortgages (12 C.F.R. 1026.43(d)); Qualified Mortgages (12 C.F.R. 1026.43(e) (including qualified mortgages as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.) and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.; and Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)) In accordance with “Ability to Repay and Qualified Mortgage Review” description below;

6.	The Loan Originator Compensation and Prohibitions on Steering provisions of TILA, as implemented by Regulation Z, 12 C.F.R 1026.36;

7.	The appraisal and valuation requirements of TILA and the Equal Credit Opportunity Act, as implemented by Regulation Z, 12 C.F.R. 1026.35 and Regulation B, 12 C.F.R. 1002.14, respectively;

8.	The counseling requirements of TILA, as implemented by Regulation Z, 12 C.F.R. 1026.36(k) and RESPA, as implemented by Regulation X, 12 C.F.R. 1024.20;

9.	The escrow requirements of TILA and RESPA, as implemented by Regulation Z, 12 C.F.R 1026.35, and Regulation X, 12 C.F.R 1024.17, respectively;

10.
The Homeowner Flood Insurance Affordability Act of 2014 for loans closed on or after January 1, 2016, applicable for first liens on a property located within areas having special flood hazards. Verify that escrow has been set up for flood insurance for loans closed on or after January 1, 2016, only if the lender was a regulated institution.

11.	The disclosure requirements and prohibitions of the any applicable state, county and municipal laws and ordinances, as amended, that have been enacted to regulate so-called “predatory lending”:

12.
CA confirmed that any mortgage property located in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards is subject to a qualified flood insurance policy that appears to be is in effect.

13.	CA reviewed the following documents for regulatory compliance:
a.	Loan Estimate
i.
The Loan Estimate in will be considered delivered based on the date issued, subject to the three day mailing rule unless the file contains documentation indicating earlier receipt. The loan file may contain one or more Loan Estimates with the latest one provided up until three business days prior to the issuance of an initial Closing Disclosure.

b.	Closing Disclosure
i.
The Closing Disclosure in the loan file will be considered delivered based on the date issued, subject to the three day mailing rule unless the file contains documentation indicating earlier receipt. The loan file may contain one or more Closing Disclosures with the latest one provided up until the consummation date being considered the Final with any delivered post consummation considered as a corrected Closing Disclosure.

c.	Notice of Right to Cancel (if applicable)
d.	Note
e.	Mortgage/Deed of Trust
f.	FACTA disclosures

Ability to Repay and Qualified Mortgage Review

1.
For Agency Eligible Loans Only: Reviewed applicable loans for compliance with the Qualified Mortgage (QM) rule requirements set forth in Regulation Z (12 C.F.R. 1026.43 et seq.) based upon the loan’s designation (Safe Harbor QM, HPML QM, Exempt). Determined the loan’s status under the QM rule requirements and assigns a due diligence loan designation. Noted as a material exception if the due diligence findings did not confirm the same loan designation. Additionally, noted if a loan designation was not provided.

2.
For Non-Agency Eligible Loans: Reviewed applicable loans for compliance with the Ability to Repay (ATR) but not Qualified Mortgage (QM) rule requirements set forth in Regulation Z (12 C.F.R. 1026.43 et seq.).

a.	Qualified Mortgage:

i.
For QM (Safe Harbor or HPCT) designated loans, reviewed the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately.

ii.
If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, reviewed the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

iii.
For each QM designated loan that satisfied the applicable requirements enumerated above, determined whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain percentage.

b.	Ability to Repay:

i.
The ability to repay portion of the review for non-agency eligible loans only focused on the eight factors detailed in the ATR Rule as detailed below for non-agency eligible loans as well as adherence to the credit guidelines supplied by Flagstar:

1.	Current or reasonably expected income or assets that the consumer will rely on to repay the loan

a.
Review of income documentation to verify that acceptable third party documentation is present and that the income presented on the documentation concurs with income used in loan qualifying calculations

b.	Review of asset documentation to verify presence of third party documentation with regard to reserves
2.	Current employment status
a.	Review pay stubs, VOE, VVOE or employment letter for current employment verification
3.	Monthly mortgage payment for subject loan using the introductory or fully-indexed rate, whichever is higher, and monthly, fully-amortizing payments that are substantially equal
a.	Recalculation of DTI using such recalculated monthly mortgage payment to determine if DTI variance is greater than +/- 3% compared to DTI used in loan qualifying calculations
4.	Monthly payment on any simultaneous loans secured by the subject property
a.	Review loan approval for evidence of simultaneous loan secured by the subject property and the related monthly payment
5.	Monthly payments for property taxes and hazard/flood insurance and certain other costs related to the property such as homeowners association fees or ground rent.
a.	Review of insurance policies, tax documents, HOA certification and HUD1 to determine monthly payments applicable to housing expense
6.	Debts, alimony, and child support obligations
a.	Review of all third party documentation to determine liabilities associated with items that may not appear on the credit report
7.	Monthly debt-to-income ratio or residual income
a.	Calculate DTI in accordance with 1026.43(c)(7) and confirm result is within DTI required by guidelines for the subject loan
8.	Credit history
a.	Review credit report for delinquencies and evidence of positive payment history

ii.	Note: For loans designated as agency eligible, CA did not review for compliance with the requirements of Appendix Q or General Ability to Repay.

iii.
CA reviewed loans to determine their conformity with the ATR/QM factors above and is not rendering an independent assessment or opinion. CA’ review is based on information contained in the loan file at the time it was provided for review, and only reflects information as of that point in time.

iv.
The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.  Furthermore, the findings reached by CA are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which CA is relying in reaching such finding.
Summary of findings and conclusions of review

Overall Results Summary
After considering the grading criteria of the relevant NRSROs, One Hundred Forty-Two (142), or 100%, of the loans received a grade “B” or higher. One Hundred Thirty-Six (136), or 95.77%, received an Overall “A” grade.

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	136	$111,138,603.00	95.77%
Event Grade B	6	$4,056,420.00	4.23%
Event Grade C	0	$0.00	0.00%
Total Sample	142	$115,195,023.00	100%

Credit Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	140	$114,140,703.00	98.59%
Event Grade B	2	$1,054,320.00	1.41%
Event Grade C	0	$0.00	0.00%
Total Sample	142	$115,195,023.00	100%

Property Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	141	$114,545,023.00	99.30%
Event Grade B	1	$650,000.00	0.70%
Event Grade C	0	$0.00	0.00%
Total Sample	142	$115,195,023.00	100%

Compliance Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	139	$112,842,923.00	97.89%
Event Grade B	3	$2,352.100.00	2.11%
Event Grade C	0	$0.00	0.00%
Total Sample	142	$115,195,023.00	100%

Exception Category Summary
The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	B	Appraisal date is greater than 120 days from Note date	1
		Underwriting LTV exceeds Guideline Maximum Allowable	1
		Underwriting CLTV exceeds Guideline Maximum Allowable	1
		Loan amount is less than the minimum required loan amount	1
		Total Credit Grade (B) Exceptions:	4
Compliance	B	Incorrect rescission model used – RTC form model H-9 used for refinance not with Original Lender or Lender Affiliate	2
		Incorrect rescission model used – RTC form model H-8 used for refinance not with Original Lender or Lender Affiliate	1

		Total Compliance Grade (B) Exceptions:	3
Property	B	Third Party Other Product variance to appraised value exceeds 10%	1
		Total Property Grade (B) Exceptions:	1

Tape Integrity Results Summary
Of the One Hundred Forty-Two (142) mortgage loans reviewed, One Hundred Eight (108) unique mortgage loans had a total of One Hundred Twenty-Five (125) different tape discrepancies across Five (5) data fields (some mortgage loans may have had more than one). Of these discrepancies, Client agreed with audited data and updated their tape on Four (4); Nine (9) were due to a difference in field interpretation; and One Hundred Twelve (112) were within the allowable tolerance defined in Attachment A, number 4.

Fields Reviewed	Discrepancy Count	Percentage
Original Appraised Value	6	4.80%
Original CLTV	6	4.80%
Original LTV	3	2.40%
Origination Date	4	3.20%
Qualifying DTI	106	84.80%
Total Discrepancies:	125	100.00%

Event Grade Definitions
Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B
The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.

C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A
The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

B
The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines.  The employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

C
The loan does not substantially meet the published guidelines.  There are not sufficient compensating factors that justify exceeding the published guidelines.  The employment, income, assets or occupancy are not supported and justifiable.  The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.

D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B
The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.

C
The loan violates one material law or regulation.  The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.

D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A
The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination.  The appraiser was appropriately licensed and used GSE approved forms.

B
The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller.  The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines.  The appraisal was performed on an "as-is" basis and the property is complete and habitable.  The appraiser was appropriately licensed and used GSE approved forms.

C
The value is not supported within 10% of the original appraisal.  The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines.  The property is in below “average” condition or the property is not complete or requires significant repairs.  The appraisal was not performed on an “as is” basis.  The appraiser was not appropriately licensed or did not use GSE approved forms.

D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.